UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2025

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36756	47-0961620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5321 Corporate Blvd.

Baton Rouge, Louisiana 70808

(Address of Principal Executive Offices) (Zip Code)

(225) 926-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	LAMR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On July 2, 2025, Lamar Advertising Limited Partnership (“Lamar LP”), the subsidiary operating partnership of Lamar Advertising Company (the “Company”) issued a total of 1,187,500 Common Units of Lamar LP (the “Common Units”). The Common Units were issued to the owners of Verde Outdoor as the consideration in connection with an acquisition, whereby the assets of Verde Outdoor were contributed to Lamar LP. The Verde Outdoor assets include more than 1,500 billboard faces across ten states.

Pursuant to the terms of the Limited Partnership Agreement of Lamar LP, the Common Units are redeemable by the holder after a holding period, which is generally twelve months, for a cash amount per Common Unit equal to the market value of an equivalent number of shares of common stock of the Company. At the Company’s option, in lieu of cash, the redemption obligation may be satisfied by issuing shares of Class A common stock of the Company in exchange for Common Units tendered for redemption.

None of the securities issued in the transaction, nor any of the securities that may be issuable upon the redemption thereof, have been registered under the Securities Act of 1933, as amended (the “Act”) or any state securities laws, and none of such securities may be offered and sold in the United States absent registration or an applicable exemption from registration. Issuance of the Common Units is exempt from the registration requirements of the Act by virtue of the exemptions provided for in Section 4(a)(2) of the Act and Rule 506(b) of Regulation D promulgated thereunder. Each of the recipients of the Common Units has represented that it is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2025	LAMAR ADVERTISING COMPANY

	By:	/s/ Jay L. Johnson
Jay L. Johnson
EVP, Chief Financial Officer & Treasurer